Exhibit 4.8

JOINDER AGREEMENT

September 1, 2018

MERRILL LYNCH, PIERCE, FENNER & SMITH

          INCORPORATED

As Representative of the Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith

          Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Reference is hereby made to the Registration Rights Agreement, dated as of August 23, 2018 (the “Registration Rights Agreement”), by and among Marriott Ownership Resorts, Inc., a Delaware corporation, the Guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several Initial Purchasers named in Schedule A to the Purchase Agreement (the “Representative”). Terms used herein and not otherwise defined herein shall have the meanings given them in the Registration Rights Agreement.

1.

Joinder of Additional Guarantors and the Co-Issuer. Each signatory other than the Representative (each, an “Undersigned”) to this joinder agreement (this “Joinder Agreement”) hereby agrees to become bound by the terms, conditions, representations and warranties, covenants and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a “Guarantor” or an “Issuer” therein, respectively, and as if such Undersigned executed the Registration Rights Agreement on the date thereof.

2.	Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.

Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

4.

Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5.	Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Registration Rights Agreement will become binding agreements of the Undersigned party hereto in accordance with their terms.

ILG, LLC, as Co-Issuer

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Joinder to Registration Rights Agreement]

THE GUARANTORS ON SCHEDULE I HERETO

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

INTERVAL ACQUISITION CORP.
S.O.I. ACQUISITION CORP., as Guarantors

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief
Financial Officer

BEACH HOUSE DEVELOPMENT PARTNERSHIP, as Guarantor
By: HTS-Beach House, Inc., its managing venturer

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

CDP INVESTORS, L.P., as Guarantor
By: CDP GP, Inc., its General Partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P.,
S.E., as Guarantor
By: Cerromar Development Partners GP, Inc.,
its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HTS-San Antonio, L.P., as Guarantor
By: HTS-San Antonio, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

KEY WESTER LIMITED, as Guarantor
By: HTS-KW, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

PELICAN LANDING TIMESHARE VENTURES LIMITED PARTNERSHIP, as Guarantor
By: HTS-Coconut Point, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

VACATION OWNERSHIP LENDING, L.P., as Guarantor
By: Vacation Ownership Lending GP, Inc., its
general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

VOL INVESTORS, L.P., as Guarantor
By: VOL GP, Inc., its general partner,
as Guarantor

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

[Signature Page to Joinder to Registration Rights Agreement]

AQUA HOSPITALITY LLC
ASTON HOTELS & RESORTS FLORIDA, LLC
ILG MANAGEMENT, LLC
MAUI CONDO AND HOME, LLC
RQI HOLDINGS, LLC,
as Guarantors

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA HOTELS & RESORTS, LLC
DIAMOND HEAD MANAGEMENT LLC
HOTEL MANAGEMENT SERVICES LLC
KAI MANAGEMENT SERVICES LLC, as Guarantors
By: Aqua Hospitality LLC, their Manager

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA LUANA OPERATOR LLC, as Guarantor
By: Aqua Hospitality LLC, its Sole Member

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA HOTELS AND RESORTS OPERATOR LLC, as Guarantor
By: Aqua Hospitality LLC, its Managing Member

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

[Signature Page to Joinder to Registration Rights Agreement]

FOH HOLDINGS, LLC, as Guarantor

By:	/s/ Angela K. Halladay
	Name:	Angela K. Halladay
	Title:	Assistant Secretary

RESORT MANAGEMENT FINANCE SERVICES, INC., as Guarantor

By:	/s/ James H Hunter, IV
Name: James H Hunter, IV
	Title:	President

AQUA-ASTON HOSPITALITY, LLC, as Guarantor

By:	/s/ Kelvin Bloom
	Name:	Kelvin Bloom
	Title:	Chief Executive Officer

REP HOLDINGS, LTD., as Guarantor

By:	/s/ Kelvin Bloom
	Name:	Kelvin Bloom
	Title:	President

[Signature page to Registration Rights Joinder Agreement]

The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

         INCORPORATED

Acting on behalf of itself

and as Representative of

the several Initial Purchasers

By:	/s/ Douglas M. Ingram
	Name:	Douglas M. Ingram
	Title:	Managing Director

[Signature page to Registration Rights Joinder Agreement]

SCHEDULE I

Aqua Hotels and Resorts, Inc.

Aqua-Aston Holdings, Inc.

CDP GP, Inc.

Cerromar Development Partners GP, Inc.

Coconut Plantation Partner, Inc.

Data Marketing Associates East, Inc.

Flex Collection, LLC

FOH Hospitality, LLC

Grand Aspen Holdings, LLC

Grand Aspen Lodging, LLC

Hawaii Vacation Title Services, Inc.

HPC Developer, LLC

HT-Highlands, Inc.

HTS-BC, L.L.C.

HTS-Beach House Partner, L.L.C.

HTS-Beach House, Inc.

HTS-Coconut Point, Inc.

HTS-Ground Lake Tahoe, Inc.

HTS-Key West, Inc.

HTS-KW, Inc.

HTS-Lake Tahoe, Inc.

HTS-Loan Servicing, Inc.

HTS-Main Street Station, Inc.

HTS-Maui, L.L.C.

HTS-San Antonio, Inc.

HTS-San Antonio, L.L.C.

HTS-Sedona, Inc.

HTS-Sunset Harbor Partner, L.L.C.

HTS-Windward Pointe Partner, L.L.C.

HV Global Group, Inc.

HV Global Management Corporation

HV Global Marketing Corporation

HVO Key West Holdings, LLC

IIC Holdings, Incorporated

ILG Shared Ownership, Inc.

Interval Holdings, Inc.

Interval International, Inc.

Interval Resort & Financial Services, Inc.

Interval Software Services, LLC

Kauai Blue, Inc.

Lagunamar Cancun Mexico, Inc.

Management Acquisition Holdings, LLC

Resort Sales Services, Inc.

Scottsdale Residence Club, Inc.

Sheraton Flex Vacations, LLC

St. Regis New York Management, Inc.

St. Regis Residence Club, New York Inc.

Vacation Ownership Lending GP, Inc.

Vacation Title Services, Inc.

VCH Communications, Inc.

VCH Consulting, Inc.

VCH Systems, Inc.

Vistana Acceptance Corp.

Vistana Aventuras, Inc.

Vistana Development, Inc.

Vistana Hawaii Management, Inc.

Vistana Management, Inc.

Vistana MB Management, Inc.

Vistana Portfolio Services, Inc.

Vistana PSL, Inc.

Vistana Residential Management, Inc.

Vistana Signature Experiences, Inc.

Vistana Signature Network, Inc.

Vistana Vacation Ownership, Inc.

Vistana Vacation Realty, Inc.

Vistana Vacation Services Hawaii, Inc.

VOL GP, Inc.

VSE Development, Inc.

VSE East, Inc

VSE Mexico Portfolio Services, Inc.

VSE Myrtle Beach, LLC

VSE Pacific, Inc.

VSE Trademark, Inc.

VSE Vistana Villages, Inc.

VSE West, Inc.

Westin Sheraton Vacation Services, Inc.

Windward Pointe II, L.L.C.

Worldwide Vacation & Travel, Inc.

WVC Rancho Mirage, Inc.